                               SENTRY FUND, INC.
            1800 North Point Drive - Stevens Point, Wisconsin 54481

MESSAGE TO SHAREHOLDERS                                        December 4, 1997

We are pleased to provide you this Sentry Fund report covering the fiscal year ended October 31, 1997. Significant asset growth was achieved during the period with net assets increasing from $97.2 million on October 31, 1996 to $118.3 million on October 31, 1997.

The US financial markets came down with the 'Asian Flu' in October. Reacting to a currency collapse in Southeast Asia, the Dow Jones Industrial Average, on Monday, October 27, suffered its largest one day point decline in history. Much of the decline was recouped the following day with a record point gain and trading volume exceeding one billion shares. While we would not dismiss the situation in Southeast Asia as trivial, we believe the fundamental strengths of the US economy and the equity markets remains unchanged.

The events in Southeast Asia have had, in the words of Alan Greenspan, some 'salutary effects'. Long-term government bond yields have declined to their lowest levels of the year. And, if we correctly interpret Mr. Greenspan's recent testimony before Congress, the risk of further Federal Reserve Board tightening of monetary policy has been pushed much further into the future.

In summary, we believe the six and one-half year economic expansion will continue into 1998, we believe the inflation and interest rate backdrop has improved, and we remain positive on the equity markets. Should you have any questions about your Sentry Fund account, or wish to open a Fund account, please feel free to contact us at 1-800-533-7827.

Sincerely,



/s/ Steven R. Boehlke
---------------------
Steven R. Boehlke
President

                                  [LINE GRAPH]

Average Annual Total Return** Periods Ended October 31, 1997
                                  1 year  5 year   10 year
Sentry Fund                       39.2%   16.8%    16.0%
S&P "500"                         32.8%   19.4%    17.5%

**"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance, and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost. When first organized in 1970, the Fund applied a sales charge to each share purchase. The Fund's sales charge was eliminated on March 1, 1991. The performance data shown does not reflect its deduction, and had it been reflected, the charge would reduce the performance quoted.

The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. This data is derived by Sentry Equity Services, Inc. and the Total Return includes reinvestment of all income.

PORTFOLIO OF INVESTMENT SECURITIES -- October 31, 1997  SENTRY FUND, INC.

                                                Value
  Shares                                       (Note 1)
----------                                    ----------
               COMMON STOCKS (96.7%)
               BUSINESS & CONSUMER SERVICES (13.5%)
  100,000      Analysts Int'l Corp.             $4,512,500
   25,000      Deluxe Corp.                        818,750
  110,000 +    Diamond Home Service, Inc.          935,000
  100,000      Ennis Business Form Inc.          1,050,000
   67,500 +    Fiserv, Inc.                      3,020,625
   25,000      Block (H & R), Inc.                 925,000
  196,500      Richardson Electronics            2,407,125
  235,000 +    Richey Electronics, Inc.          2,291,250

               DRUG & HEALTH CARE (5.4%)

   40,000      Bristol-Myers Squibb Co.          3,510,000
  100,000      Dentsply International Inc.       2,837,500

               ELECTRICAL EQUIPMENT (1.6%)

   30,000      General Electric Co.              1,936,890

               ELECTRONICS (5.0%)

   60,000      Int'l. Business Machines Corp.    5,883,780

               ENERGY (22.2%)

   27,300      Cabot Oil & Gas Corp.               655,200
  451,700 +    Coho Energy, Inc.                 5,307,475
   81,000 +    Dawson Production Service         1,964,250
   10,000      Exxon Corporation                   614,380
   30,000 +    Marine Drilling Companies           888,750
   70,000 +    Noble Drilling Corp.              2,489,410
   35,000 +    Nuevo Energy Co.                  1,450,330
   80,000 +    Oceaneering International, Inc.   1,985,040
  193,000 +    Petroglyph Energy Inc.            2,147,125
   35,000      Pogo Producing Co.                1,266,580
   78,000 +    Pool Energy Services Co.          2,647,164
   25,000 +    Reading & Bater Corp.             1,059,375
   20,000      Texaco, Inc.                      1,138,760
   30,500      Tidewater Inc.                    2,003,484
   20,000      USX - Marathon Group                715,000

               FINANCIAL (10.3%)

   38,633      Associated Banc - Corp.           1,936,454
   40,000      Firstar Corp.                     1,445,000
   40,400      National City Corp.               2,413,900
   60,000      PNC Bank Corp.                    2,850,000
   40,500      Southtrust Corp.                  1,944,000
   54,450      Washington Federal, Inc.          1,606,275

               FOODS & RESTAURANT (9.4%)

   46,400 +    Consolidated Products               893,200
   41,000      Cooker Restaurant Corp.             410,000
   90,000 +    Ihop Corp.                        3,037,500
   55,000      Lancaster Colony Corp.            2,722,500
   70,000      McDonald's Corp.                  3,136,910
   43,900 +    Morton's Restaurant Group           949,338

               MANUFACTURING (9.8%)

   75,000      Applied Power                     4,640,625
   31,400      Belden Inc.                       1,075,450
   40,000      BMC Industries Inc.               1,287,520
   60,000 +    ITI Technoligies                  1,537,500
  145,000 +    Shaw Group Inc.                   3,026,875

               RETAIL (7.5%)

  112,500 +    Mac Frugal's Bargains - Close     3,825,000
  180,000      Walgreen Company                  5,062,500

               TOBACCO (6.3%)

  120,000      Philip Morris Cos., Inc.          4,755,000
   90,000      UST, Inc.                         2,694,420

               TRANSPORTATION (5.7%)

   90,000 +    Global Motorsport Group Inc.      1,372,500
  120,000      Harley-Davidson, Inc.             3,330,000
   66,800      Wabash National Corp.             1,995,650
                                              ------------
               Total Common Stocks             114,408,860
               (Cost $60,648,838)             ------------
  Principal
  Amount
------------
               SHORT-TERM SECURITIES (3.0%)
               COMMERCIAL PAPER - DISCOUNTED
$1,116,000     Commercial Credit Co.
                 Note due 11/4/97                1,115,489
   179,000     General Electric Co.
                 Note due 11/6/97                  178,863
   530,000     Ford Motor Credit Co.
                 Note due 11/6/97                  529,593
   736,000     General Electric Capital Corp.
                 Note due 11/6/97                  735,423
 1,000,000     American General Finance Corp.
                 Note due 11/10/97                 998,590
                                              ------------
              TOTAL SHORT-TERM SECURITIES        3,557,958
              (Cost $3,557,958)               ------------

              TOTAL INVESTMENTS (99.7%)        117,966,818
              (Cost $64,206,796)

              CASH AND RECEIVABLES
               LESS LIABILITIES (0.3%)             311,323
                                              ------------
              NET ASSETS (100%)               $118,278,141
                                              ============

+Non-income producing security during the year ended October 31, 1997.



               See accompanying notes to financial statements

                               SENTRY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
         October 31, 1997

ASSETS:
  Investments in securities, at
   market value (cost $64,206,796)  $117,966,818
  Cash                                   192,111
  Receivables:
   Investment securities sold            809,348
   Dividends                              62,973
                                    ------------
     Total assets                                   $119,031,250

LIABILITIES:
  [S]
  Investment securities purchased        522,000
  Investment advisory fees               219,045
  Transfer agent fees                      2,202
  Custodian fees                             462
  Professional services                    9,400
                                    ------------
     Total liabilities                                   753,109
                                                    ------------

NET ASSETS                                          $118,278,141
                                                    ============
ANALYSIS OF NET ASSETS:
  Capital shares                                     $45,426,384
  Undistributed net investment income                    251,985
  Undistributed net realized gain on
     sales of investments                             18,839,750
  Unrealized appreciation on investments              53,760,022
                                                    ------------
  Net assets applicable to outstanding shares       $118,278,141
                                                    ============
  Capital Shares Outstanding                           4,939,353
                                                    ============

  Net Asset Value and
   Redemption and Offering Price per Share                $23.95
                                                    ============

STATEMENT OF OPERATIONS
For the Year Ended October 31, 1997

INVESTMENT INCOME:
  Income:
   Dividends                          $1,263,845
   Interest                              297,132
                                    ------------
     Total investment income                          $1,560,977

  Expenses:
   Investment advisory fees              810,738
   Transfer agent fees                    25,236
   Professional services                  12,975
   Printing, stationery and postage        5,712
   Licenses and fees                      17,060
   Directors' fees                         3,000
   Other expenses                         23,413
                                    ------------
     Total expenses                                      898,134
                                                    ------------
       Net investment income                             662,843
                                                    ------------
NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS:
  Net realized gain on sales of investments           19,070,123
  Increase in unrealized appreciation
   of investments                                     15,950,516
                                                    ------------
  Net realized and unrealized gain
   on investments                                     35,020,639
                                                    ------------
  Net increase in net assets resulting
   from operations                                   $35,683,482
                                                    ============

                 See accompanying notes to financial statements

                               SENTRY FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended October 31, 1997 and 1996

                                           1997          1996
                                     ------------     ----------
OPERATIONS:
  Net investment income              $    662,843    $   871,853

  Net realized gain on sales
   of investments                      19,070,123      4,921,007

  Increase in unrealized
   appreciation on investments         15,950,516     11,259,861
                                     ------------    -----------
  Change in net assets
   resulting from operations           35,683,482     17,052,721
                                     ------------    -----------
DISTRIBUTIONS:
  Dividends from net
   investment income                     (861,685)      (894,861)

  Distributions of net realized gains  (4,859,092)    (5,784,937)
                                     ------------    -----------
  Total distributions to shareholders  (5,720,777)    (6,679,798)
                                     ------------    -----------

CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares      6,180,829     20,647,795

  Net asset value of shares issued to
   shareholders in reinvestment
   of distributions                     5,658,760      6,625,630
                                     ------------    -----------
                                       11,839,589     27,273,425
  Cost of shares redeemed             (20,677,679)   (24,866,512)
                                     ------------    -----------
  (Decrease) Increase in net assets
   derived from capital share
   transactions                        (8,838,090)     2,406,913
                                     ------------    -----------
  Total increase in net assets         21,124,615     12,779,836

NET ASSETS:
  Beginning of year                    97,153,526     84,373,690
                                     ------------    -----------
  End of year (including
   undistributed net investment
   income of $251,985 and
   $450,827, respectively)           $118,278,141    $97,153,526
                                     ============    ===========

See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Sentry Fund, Inc. (Fund) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which permit mangement to make certain estimates and assumptions at the date of the financial statements.

The following summarizes the significant accounting policies of the Fund.

Security Valuation -- Securities traded on any national securities exchange or over-the-counter market are valued at the last reported sales price; short-term securities are stated at amortized cost, which approximates current value.

Federal Income and Excise Taxes -- No provision for Federal income or excise taxes is considered necessary since the Fund intends to distribute to its shareholders substantially all of its taxable income, and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

Investment Income and Security Transactions -- Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date and the record date, respectively. Interest income is recognized when earned. Realized gains and losses from securities transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

2. CAPITAL SHARES

   At October 31, 1997, there were 10,000,000 shares of $1 par value capital stock authorized. Transactions in capital stock for the years ended October 31, 1997 and 1996 were as follows:

                                                      1997       1996
                                                   ---------   ---------
           Shares sold                               301,671   1,259,981
           Shares issued to shareholders
           in reinvestment of distributions          302,598     412,197
                                                   ---------   ---------
                                                     604,269   1,672,178
           Shares redeemed                        (1,005,067) (1,511,484)
                                                   ---------   ---------
    Net (decrease) increase in shares outstanding   (400,798)    160,694
                                                   =========   =========

3. PURCHASES AND SALES OF SECURITIES

   Purchases and sales of common stock during the year ended October 31, 1997 aggregated $41,665,786 and $57,505,594, respectively.

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

   Under terms of its investment advisory agreement with Sentry Investment Management, Inc., the Fund pays an advisory fee equal to .75% of the average daily net asset value of the Fund. However, under the terms of the agreement, if the total annual expenses of the Fund (excluding taxes, portfolio brokerage commissions and interest, but including investment advisory fees) exceed 1-1/2% of the first $30,000,000 and 1% of the balance of the average daily net asset value of the Fund in any one fiscal year, the investment adviser will reimburse the Fund for such excess. Expenses did not exceed the applicable limitation for the year ended October 31, 1997.

   Sentry Equity Services, Inc., (SESI), as principal underwriter of the Fund, paid $25,917 in commissions to sales representatives for the year ended October 31, 1997. In addition, SESI also acts as transfer agent and receives annual fees from the Fund of $8.50 per shareholder account.

   As of October 31, 1997, Sentry Insurance and the Sentry 401K Plan held 21% and 37%, respectively, of the Fund's outstanding capital stock.

5. DISTRIBUTIONS TO SHAREHOLDERS

   Net realized gains from security transactions are distributed to shareholders by the end of the succeeding year, unless there are capital loss carryovers which may be applied against such realized gains. On December 18, 1996 and June 11, 1997, the Fund distributed $4,583,693 ($.86 per share) and $275,399 ($.05 per share) related to net realized capital gains. Undistributed realized capital gains and net investment income as of October 31, 1997 will be paid out on December 18, 1997. On December 18, 1996, and June 11, 1997, the Fund distributed $586,286 ($.11 per share) and $275,399 ($.05 per share), respectively, from net investment income.

6. INCOME TAX INFORMATION

   Unrealized gains and losses on investment securities for both financial statement and Federal income tax purposes at October 31, 1997 were as follows:

        Gross unrealized gains  $56,416,545
        Gross unrealized losses   2,656,523
                                -----------
                 Net            $53,760,022
                                ===========

   The aggregate investment cost for both financial statement and Federal income tax purposes at October 31, 1997 was $64,206,796.

FINANCIAL HIGHLIGHTS

   The following presents information relating to a share of capital stock of the Fund outstanding for the entire period:

                                                             YEAR ENDED OCTOBER 31,
                                               -----------------------------------------------
                                                 1997      1996      1995     1994       1993
                                               -------    ------   -------   ------    -------
  Net Asset Value, Beginning of Period        $  18.19   $ 16.29   $ 15.39  $ 15.93    $ 15.17
                                              --------   -------   -------  -------    -------

  Income From Investment Operations
   Net Investment Income                           .13       .17       .18      .18        .23
   Net Realized and Unrealized Gains
    on Investments                                6.70      3.01      1.65      .53       1.12
                                              --------    ------   -------  -------    -------
  Total from Investment Operations                6.83      3.18      1.83      .71       1.35

  Less Distributions
   Dividends From Net Investment Income           (.16)     (.17)     (.17)    (.22)      (.23)
   Distribution From Net Realized Gains           (.91)    (1.11)     (.76)   (1.03)      (.36)
                                              --------    ------   -------  -------    -------
  Total Distributions                            (1.07)    (1.28)     (.93)   (1.25)      (.59)


  Net Asset Value End of Period               $  23.95   $ 18.19   $ 16.29  $ 15.39    $ 15.93
                                              ========   =======   =======  =======    =======
  Total Return                                   39.23%    20.60%    12.97%    4.86%      9.17%

  Net Assets, End of Period (in Thousands)    $118,278   $97,154   $84,374  $79,622    $76,315
  Ratio of Expenses to Average Net Assets          .83%      .84%      .86%     .86%       .87%
  Ratio of Net Investment Income to
   Average Net Assets                              .61%      .95%     1.17%    1.19%      1.48%
  Portfolio Turnover Rate                        40.75%    28.28%    26.54%   16.31%     22.34%

  *Average Commission Rate                    $    .04   $   .03





*Disclosure required, effective for reporting periods beginning after September 1, 1995.

INDEPENDENT ACCOUNTANTS' REPORT

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF SENTRY FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Sentry Fund, Inc., including the portfolio of investment securities, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sentry Fund, Inc. as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



Coopers & Lybrand L.L.P.

Chicago, Illinois
November 21, 1997



1997 FEDERAL INCOME TAX INFORMATION

Long term capital gains are taxable to shareholders as long term capital gains, regardless of how long a person has been a shareholder. In order to avoid an excise tax on undistributed amounts, the Fund must declare by the end of the calendar year a dividend representing 98% of its ordinary income for the calendar year and 98% of its net capital gains for the period of November 1 of the previous year through October 31 of the current year. Capital gains and income distributions declared and made payable to shareholders of record before the end of the calendar year will be "deemed" to have been received by the shareholders on December 31 so long as the dividends are actually paid during January of the following year.

For individual tax information, shareholders should consult their own tax advisors.

  Board of Directors

  Thomas R. Copps
  David W. Graebel
  Alfred C. Noel
  Dale R. Schuh
  Steven J. Umland

  Officers

  Steven R. Boehlke, President
  John A. Stenger, V.P.
  William M. O'Reilly, Secy.
  William J. Lohr, Treas.

  Investment Advisor

  Sentry Investment Management, Inc.
  Stevens Point, Wisconsin

  Underwriter

  Sentry Equity Services, Inc.
  Stevens Point, Wisconsin

  Custodian

  Citibank, N.A.
  New York, New York

  Legal Counsel

  Godfrey & Kahn
  Milwaukee, Wisconsin

  Independent Auditors

  Coopers & Lybrand   L.L.P.
  Chicago, Illinois

This report has been prepared for the general information of shareholders of the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective Prospectus which contains details concerning sales charges and other pertinent information.


SENTRY FUND, INC.



[PHOTO]




No sales charges
      ---
No redemption fees
      ---
No 12b-1 fees

ANNUAL REPORT
October 31, 1997

[SENTRY FUND, INC. LOGO]